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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2000

                        WORLDWIDE WEB NETWORX CORPORATION

             (Exact name of Registrant as specified in its charter)

        DELAWARE                                  0-29479                            58-2280078
(State of Incorporation)                  (Commission File Number)                (I.R.S. Employer
                                                                                 Identification No.)


                         521 FELLOWSHIP ROAD, SUITE 130
                         MOUNT LAUREL, NEW JERSEY 08054
                                 (856) 914-3100
          (Address and telephone number of principal executive offices)
                                   -----------

                          COPIES OF COMMUNICATIONS TO:

                         ALLAN M. COHEN, GENERAL COUNSEL
                        WORLDWIDE WEB NETWORX CORPORATION
                         521 FELLOWSHIP ROAD, SUITE 130
                         MOUNT LAUREL, NEW JERSEY 08054
                                 (856) 914-3100

          Former name or former address, if changed since last report:

                                 NOT APPLICABLE

================================================================================

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ITEM 5.  OTHER EVENTS

         On May 2, 2000, WorldWide Web NetworX Corporation (the "Company") issued a press release attached hereto as Exhibit 99.1, announcing several changes in management of the Company. Gerard T. Drumm replaced Warren Rothstein as Interim Chief Executive Officer and President of the Company. John T. Banigan was named an Executive Vice President and replaced Michael E. Norton as Chief Financial Officer and Treasurer of the Company. Mr. Banigan retained responsibility for partner company development.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WORLDWIDE WEB NETWORX CORPORATION


                                    By:      /s/ Gerard T. Drumm
                                        ---------------------------------------
                                             Gerard T. Drumm
                                             President & Chief Executive Officer



Date:  May 2, 2000


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                                  EXHIBIT INDEX



Exhibit No.                Exhibit Description
-----------                -------------------
99.1                       Press Release of WorldWide Web NetworX Corporation
                           dated May 2, 2000.



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                                                                    Exhibit 99.1




                              WORLDWIDE WEB NETWORX
                          ANNOUNCES MANAGEMENT CHANGES


MT. LAUREL, NJ - May 2, 2000 - WorldWide Web NetworX (OTC BB: WWWXE), a B2B Internet incubator, today announced a series of management changes.

Gerard T. Drumm, who has been serving as the Company's executive vice president mergers and acquisitions, will now serve as interim CEO and President of WWWX. Warren Rothstein, who previously served as interim Chairman, President and Chief Executive Officer of WWWX as well as Chairman of two of its subsidiaries, ATM Service, Ltd. and The Intrac Group, Ltd., will now focus all of his energies on serving ATM's and Intrac's clients, developing new business ventures and enhancing the online capabilities available through ATM's B2B web site at www.ATMcenter.com. Mr. Rothstein remains a director of WWWX. A search for a
-----------------
permanent president and chief executive officer is underway.

John T. Banigan, who has been serving as WWWX's senior vice president, partner company development, has been named Executive Vice President, Chief Financial Officer and Treasurer of the Company. Michael E. Norton, who previously served as Chief Financial Officer of WWWX, has joined the senior management team of NAIdirect.com, the Company's joint venture with New America International, as Vice President of Finance. In that position, he will be instrumental in preparing NAIdirect for the launch of its online commercial real estate service business.

"This realignment within the WWWX network positions us to capitalize on the strengths of our operations and the anticipated growth of the B2B online marketplace," said Mr. Drumm. "We are deploying our human resource assets consistent with the present and future needs of our company and those of our joint venture companies' ongoing development efforts. These strategic moves represent a new stage in our evolution and effectively position us to execute our business strategy going forward."

As interim President and CEO, Mr. Drumm will be responsible for the overall management of the Company and the execution of the Company's strategic plan to further develop its portfolio of market making B2B businesses. Prior to joining WWWX, Mr. Drumm was a partner in the Corporate department of law firm McDermott, Will & Emery's New York office. There he focused primarily on mergers and acquisitions, asset and stock sales and joint ventures in the e-commerce and energy industries. Mr. Drumm also managed the firm's project finance practice worldwide. He also has a decade of investment banking experience with Bankers Trust Company and BT Securities Corporation. Mr. Drumm holds a bachelor's degree from Princeton University and a law degree from the New York University School of Law.

Mr. Banigan, in addition to his duties as Executive Vice President, Chief Financial Officer and Treasurer will remain responsible for partner company development while overseeing the financial operations of the Company. Prior to joining WWWX in January, Mr. Banigan spent 20 years with Chemical Bank and The Hongkong and Shanghai Banking Corporation (HSBC) in the United States, Asia and Latin America. His experience included directing the activities of mature wholesale financial services operations, establishing start-up businesses, and negotiating and executing joint venture businesses in China and


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Latin America. He additionally served as managing director and co-founder of two merchant banks and served as a management consultant at KPMG LLP.

WorldWide Web NetworX creates and develops Internet-based business-to-business companies. Each WWWX Internet company is designed to be a partnership with a B2B market leader to leverage their traditional offline business, clients and expertise to create a B2B Internet company using WWWX's e-commerce platform.


STATEMENTS CONTAINED IN THIS PRESS RELEASE, WHICH ARE NOT HISTORICAL FACTS, ARE FORWARD-LOOKING STATEMENTS. SUCH FORWARD-LOOKING STATEMENTS ARE NECESSARY ESTIMATES REGARDING THE BEST JUDGMENT OF THE PARTY MAKING SUCH STATEMENTS BASED UPON CURRENT INFORMATION AND INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. THOSE RISKS AND UNCERTAINTIES INCLUDE THE RISK THAT ATMCENTER.COM AND NAIDIRECT.COM WILL NOT SUCCESSFULLY EXECUTE THEIR BUSINESS STRATEGIES. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE OR IN OTHER PUBLIC STATEMENTS OF THE PARTIES SHOULD BE CONSIDERED IN LIGHT OF THOSE FACTORS. THERE CAN BE NO ASSURANCES THAT SUCH FACTORS OR OTHER FACTORS WILL AFFECT THE ACCURACY OF SUCH FORWARD-LOOKING STATEMENTS.


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